EXHIBIT “C”
NOTICE TO EXERCISE CLAIMS AND TRACT OF
SHATTER LAKE LICENCE
F.K.A. CLEAR LAKE RESOURCES INC

-and-

NOTICE TO PURCHASE RESTRICTED COMMON SHARES OF
NSU RESOUCES INC
F.K.A. BIO-CARBON SOLUTIONS INTERNATIONAL, INC.

NSU Resources, Inc. Hereby gives notice to exercise its option for the mineral rights as described under the terms and conditions of this Mineral Rights Assignment Agreement for the Tract, Claims and Map Sheet, situated at or near Warwick Mountain in the County of Colchester, described as:

MAP SHEET: 11 E 11 B

TRACT:            67, 68, 80, and 81

CLAIMS:	ABCD*EFG*H*JKL*M, CDEF*LMNO, ABCD*EFG*H*JKL*M, and AH respectively

Shares Issued: ___27,500,000_________________, Restricted Common Shares of NSU Resources Inc

Date of Exercise:__November 9, 2011______________

Matthew Sacco and/or his assigns hereby agrees to purchase __27,500,000______________, Restricted Common Shares of NSU Resources Inc for the assignment of the Mineral Rights as described in the table above.

NSU RESOURCES INC

By: /s/ Luc C Duchesne	Date: __November 9, 2011_______
Dr. Luc C. Duchesne, President & CEO

MATTHEW SACCO

By: /s/ Matthew Sacco	Date: __November 9, 2011_______
Matthew Sacco